UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Atmos Energy Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ATMOS ENERGY CORPORATION

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

ATMOS ENERGY CORPORATION

C/O AMERICAN STOCK TRANSFER

6201 15TH AVENUE, SECOND FLOOR

BROOKLYN, NY 11219

Shareholder Meeting to be held on February 4, 2009

Proxy Materials Available

•	Notice and Proxy Statement
•	Summary Annual Report
•	Form 10-K

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before January 21, 2009.

HOW TO VIEW MATERIALS VIA THE INTERNET Have the 12 Digit Control Number (located on the following page) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET      -  www.proxyvote.com

2) BY TELEPHONE   -  1-800-579-1639

3) BY E-MAIL*         -  sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information
Meeting Type:	Annual
Meeting Date:	February 4, 2009
Meeting Time:	11:00 a.m. CST
For holders as of:	December 10, 2008
Meeting Location:
Pavilion Ballroom
Belo Mansion
2101 Ross Avenue
Dallas, TX 75201
Meeting Directions:
For Meeting Directions Please Call:
972-934-9227

How To Vote
Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions.

Vote in Person
Any shareholder of Atmos Energy is invited to attend the Annual Meeting. If you wish to wait and vote these shares at the meeting, you will need to request a ballot at the meeting.

Voting items
The Board of Directors recommends that you vote FOR the election of all nominees for election to the Board of Directors, FOR proposal 2 and AGAINST proposal 3.

1. ELECTION OF DIRECTORS Nominees for Class I: 01) Ruben E. Esquivel Nominees for Class II: 02) Richard W. Cardin 03) Thomas C. Meredith 04) Nancy K. Quinn 05) Stephen R. Springer 06) Richard Ware II

2. Proposal to ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for fiscal 2009.

3. Shareholder proposal regarding declassification of Board of Directors.

PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE. You must first review the proxy materials before you may vote over the Internet or by telephone. You may also vote by requesting and returning a paper proxy card or by submitting a ballot in person at the meeting.